UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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MGIC INVESTMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 26, 2011, MGIC Investment Corporation filed the following Current Report on Form 8-K.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 21, 2011

MGIC Investment Corporation
(Exact Name of Registrant as Specified in Its Charter)

Wisconsin
(State or Other Jurisdiction of Incorporation)

1-10816	39-1486475
(Commission File Number)	(IRS Employer Identification No.)

250 East Kilbourn Avenue, Milwaukee, WI	53202
(Address of Principal Executive Offices)	(Zip Code)

(414) 347-6480
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Item 8.01.                      Other Events

On April 21, 2011, Bruce L. Koepfgen, one of our independent directors, informed us that, as announced by Janus Capital Group Inc. (“JCG”) earlier that day, he would be joining JCG as its Chief Financial Officer in early August and would become an employee of JCG in early June.  Mr. Koepfgen offered to resign as a director in accordance with our Corporate Governance Guidelines, which provide that a director who joins a new employer shall offer to resign from the Board.  On April 25, 2011, the Board informally determined to reject Mr. Koepfgen’s offer.   JCG does not provide any investment management or other services to us or our employee benefit plans.

At our upcoming Annual Meeting of Shareholders, shareholders are being asked to ratify the placement of Mr. Koepfgen, who joined our Board in October 2010, into a class of directors whose term extends beyond that Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: April 26, 2011	By:	\s\ Jeffrey H. Lane
Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary